UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note:

On July 20, 2007, Great Lakes Dredge & Dock Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”). Attached as Exhibit 10.1 to the Original Form 8-K was a copy of the Company’s First Amendment to International Letter of Credit Agreement (the “Agreement”), dated July 16, 2007, by and among the Company and Wells Fargo HSBC Trade Bank. The exhibits to the Agreement were inadvertently not included with the Agreement, as filed with the Original Form 8-K. A complete, executed copy of the Agreement, including all exhibits, is being filed as Exhibit 10.1 to this Current Report on Form 8-K/A (the “Amendment”).

The Company is filing the Amendment for the sole purpose of adding the exhibits to the Agreement. In all other respects, the Original Form 8-K remains the same. The information previously reported in the Original Form 8-K is hereby incorporated by reference into the Amendment except to the extent such information is amended by this Amendment.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

10.1	First Amendment to International Letter of Credit Agreement, dated July 16, 2007, by and among Great Lakes Dredge & Dock Corporation and Wells Fargo HSBC Trade Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date: August 17, 2010	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	First Amendment to International Letter of Credit Agreement, dated July 16, 2007, by and among Great Lakes Dredge & Dock Corporation and Wells Fargo HSBC Trade Bank.

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